EXHIBIT 24

T. ROWE PRICE GROUP, INC.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of T. Rowe Price Group, Inc., a Maryland corporation, constitute and appoint George A. Roche, Joseph P. Croteau and Barbara A. Van Horn, or any one of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned in their respective names as directors and officers of T. Rowe Price Group, Inc., its Registration Statement on Form S-8, any amendment (including post-effective amendments) or supplement thereto, and any Post-Effective Amendments to Registration Statements on Form S-8, relating to the offer and sale of common stock of T. Rowe Price Group, Inc. pursuant to the 2004 Stock Incentive Plan, its Registration Statement on Form S-8, any amendment (including post-effective amendments) or supplement thereto, and any Post-Effective Amendments to Registration Statements on Form S-8, relating to the offer and sale of common stock of T. Rowe Price Group, Inc. pursuant to the 2001 Stock Incentive Plan, its Post-Effective Amendment No. 3 to Form S-8 for the 1996 Stock Incentive Plan, its Post-Effective Amendment No. 3 to Form S-8 for the 1993 Stock Incentive Plan, and its Post-Effective Amendment No. 2 to Form S-8 for the 1990 Stock Incentive Plan, to be filed with the Securities and Exchange Commission under the Securities Act of 1933. We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

Signature	Title	Date
/s/ George A. Roche	Chairman of the Board, and President
(Principal Executive Officer)
George A. Roche		December 1, 2004

/s/ Kenneth V. Moreland	Chief Financial Officer
	(Principal Financial Officer)	December 1, 2004
Kenneth V. Moreland

/s/ Joseph P. Croteau	Treasurer
	(Principal Accounting Officer)	December 1, 2004
Joseph P. Croteau

/s/ Edward C. Bernard
	Director	December 1, 2004
Edward C. Bernard

/s/ James T. Brady
	Director	December 1, 2004
James T. Brady

/s/ J. Alfred Broaddus, Jr.
	Director	December 1, 2004
J. Alfred Broaddus, Jr.

/s/ D. William J. Garrett
	Director	December 1, 2004
D. William J. Garrett

/s/ Donald B. Hebb, Jr.
	Director	December 1, 2004
Donald B. Hebb, Jr.

/s/ James A.C. Kennedy
	Director	December 1, 2004
James A.C. Kennedy

Signature	Title	Date
/s/ James S. Riepe
	Director	December 1, 2004
James S. Riepe

/s/ Brian C. Rogers
	Director	December 1, 2004
Brian C. Rogers

/s/ Dr. Alfred Sommer
	Director	December 1, 2004
Dr. Alfred Sommer

/s/ Dwight S. Taylor
	Director	December 1, 2004
Dwight S. Taylor

/s/ Anne Marie Whittemore
	Director	December 1, 2004
Anne Marie Whittemore